UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2012

MEETINGHOUSE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54779	45-4640630
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2250 Dorchester Avenue, Dorchester, Massachusetts	02124
(Address of principal executive offices)	(Zip Code)

(617) 298-2250

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 17, 2012, Meetinghouse Bancorp, Inc. (the “Registrant”) and Meetinghouse Bank entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“Keefe, Bruyette & Woods”), pursuant to which Keefe, Bruyette & Woods will act as financial advisor to the Registrant in connection with its stock offering and will assist on a best efforts basis in the marketing of the Registrant’s common stock during the stock offering.

The shares of common stock of the Registrant are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-180026) filed by the Registrant under the Securities Act of 1933, as amended, and a related prospectus.  For a description of the fees to be paid to Keefe, Bruyette & Woods pursuant to the Agency Agreement, see “The Conversion and Offering — Marketing Arrangements” in the prospectus contained in the Registration Statement.  A copy of the Agency Agreement is included as Exhibit 1.1 to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Number	Description

1.1	Agency Agreement between Meetinghouse Bancorp, Inc., Meetinghouse Bank and Keefe, Bruyette & Woods, Inc., dated August 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEETINGHOUSE BANCORP, INC.

Date: August 22, 2012	By:	/s/ Anthony A. Paciulli
Anthony A. Paciulli
President and Chief Executive Officer